UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               April 25, 2012

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
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The Diamond Hill Investment Group, Inc. (the "Company") 2012 Annual Meeting of
Shareholders was held on April 25, 2012.

The matters voted upon at the annual meeting and the results of the vote were as follows:

1.) To elect six directors to the Board of Directors of the Company to hold office until the next annual meeting of shareholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.

Each of the six nominees for director were elected, and the voting results are set forth below:

Name of Director 		   For	       Withheld        Not Voted
------------------------	---------      --------	       ---------
R.H. Dillon			2,333,161	  7,846		582,532
James F. Laird			2,292,030	 48,977		582,532
David P. Lauer			2,330,509	 10,498		582,532
Peter J. Moran			2,285,337	 55,670		582,532
Donald B. Shackelford		2,271,421	 69,586		582,532
Frances A. Skinner		2,093,568	247,439		582,532


2.) To ratify the appointment of Plante & Moran PLLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.

The ratification of Plante & Moran PLLC was approved, and the voting results are set forth below:

   For	       Against 		Abstain
---------      -------	        -------
2,891,855	31,079		 605


3.) To approve, on an advisory basis, the compensation of the Company's executive officers.

The compensation of the Company's executive officers was approved, and the voting results are set forth below:

   For	    	Against 	Abstain		Not Voted
---------       -------	        -------		---------
1,799,831	427,075		114,101		582,532


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: April 26, 2012	                    By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                            Officer and Secretary